                                                                       Exhibit 2


                               AMENDMENT NO. 1 TO
                     AGREEMENT AND PLAN OF RECAPITALIZATION

     AMENDMENT NO. 1 (the "AMENDMENT"), dated as of September 16, 2002, by and among Nortek, Inc., a Delaware corporation ("NORTEK"), Nortek Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of Nortek ("NORTEK HOLDINGS"), and K Holdings, Inc., a Delaware corporation ("K HOLDINGS"), to the Agreement and Plan of Recapitalization (the "AGREEMENT"), dated as of June 20, 2002, by and among Nortek, Nortek Holdings and K Holdings.

     WHEREAS, the parties hereto desire to enter into this Amendment so as to make certain modifications to the Agreement;

     WHEREAS, the Board of Directors of Nortek (upon the recommendation of a Special Committee thereof consisting solely of disinterested directors) and the Board of Directors of Nortek Holdings have approved this Amendment and deem it advisable and in the best interests of their respective companies and stockholders to enter into this Amendment;

     NOW, THEREFORE, for good and valuable consideration and in consideration of the respective representations, warranties, covenants and agreements set forth in the Agreement, the parties agree as follows:

                                   ARTICLE I

                              AMENDMENT; REFERENCES


     Section 1.1 DEFINITIONS; REFERENCES. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement. Each reference to "hereof", "herein", "hereunder", "hereby" and "this Agreement" shall from and after the date hereof refer to the Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Agreement, as amended hereby, shall in all instances remain as June 20, 2002, and references to "the date hereof" and "the date of the Agreement" shall continue to refer to June 20, 2002.

     Section 1.2 AMENDMENT.

          (a) The third Whereas clause set forth in the recitals of the Agreement is hereby amended by DELETING the text of such clause in its entirety and replacing it with the following language:

     "WHEREAS, following the execution and delivery of this Agreement, Nortek, Nortek Holdings and Nortek Holdings Merger Sub (as defined in the Holding Company Merger Agreement (as defined herein)) are entering into an Agreement and Plan of Merger, attached as Exhibit A hereto (the "HOLDING COMPANY MERGER AGREEMENT"), pursuant to which a wholly owned subsidiary of Nortek Holdings will merge with and into Nortek (the "HOLDING COMPANY MERGER"), whereby, among other things, each share of common stock, par value $1.00 per share, of Nortek (the "NORTEK COMMON STOCK") and each share of special common stock, par value $1.00 per share, of Nortek (the "NORTEK SPECIAL COMMON STOCK"), issued and outstanding immediately prior to the Holding Company Merger Effective Time (as defined in the Holding Company Merger Agreement), will be converted into, respectively, one share of common stock, par value $1.00 per share, of Nortek Holdings (the "NORTEK HOLDINGS COMMON STOCK"), and one share of special common stock, par value $1.00 per share, of Nortek Holdings (the "NORTEK HOLDINGS SPECIAL COMMON Stock" and, together with the Nortek Holdings Common Stock, the "SHARES"), and each share of Nortek Holdings Common Stock held by Nortek shall be cancelled, upon the terms and subject to the conditions and limitations set forth therein and in accordance with the Delaware General Corporation Law (the "DGCL");"

          (b) The sixth, seventh, eighth and ninth Whereas clauses set forth in the recitals of the Agreement are hereby amended by DELETING the text of such clauses in their entirety and replacing them with the following language:

     "WHEREAS, pursuant to the Exchange Agreements, each member of the Company's management designated or to be designated by K Holdings shall, immediately following the Reclassification, exchange (collectively, the "OPTION EXCHANGES") each Option (as defined herein) held by him or her and specified therein (the "EXCHANGE OPTIONS") for options (the "NEW OPTIONS") to acquire shares of class A common stock, par value $1.00 per share, of Nortek Holdings, to be created pursuant to the Charter Amendment (the "CLASS A COMMON STOCK"), upon the terms and subject to the conditions thereof;

     WHEREAS, (i) immediately following the Option Exchanges, K Holdings (or its permitted designees) shall (A) purchase for cash in an amount equal to $46.00 per share shares of Nortek Holdings Preference Stock from Nortek Holdings upon the terms and subject to the conditions of this Agreement (the "K STOCK PURCHASE") and (B) purchase for cash in an amount equal to $46.00 per share shares of Nortek Holdings Preference Stock from certain members of the Company's management pursuant to the Exchange Agreements, upon the terms and subject to the conditions thereof (the "MANAGEMENT STOCK PURCHASE" and, together with the K Stock Purchase, the Charter Amendment and the Reclassification, the "PURCHASE TRANSACTIONS") and (ii) immediately prior to the Redemption (as defined herein), Nortek shall make a distribution in accordance with Section 2.3 hereof (the "DISTRIBUTION") of funds from Nortek to Nortek Holdings;

     WHEREAS, immediately following the Purchase Transactions and immediately prior to the Redemption, each outstanding share of Nortek Holdings Preference Stock held by Management Holders (as defined in the Nortek Holdings COD) shall automatically convert (in accordance with the Nortek Holdings COD) into one fully paid and nonassessable share of Class A Common Stock (the "PREFERRED EXCHANGE");

     WHEREAS, immediately following the Purchase Transactions, the Distribution and the Preferred Exchange, the Company shall irrevocably call for redemption and immediately redeem each share of Class B Common Stock issued and outstanding for an amount in cash equal to $46.00 (the "REDEMPTION" and, together with the Preferred Exchange, the Purchase Transactions and the other transactions contemplated hereby, the "TRANSACTIONS");"

          (c) The twelfth Whereas clause set forth in the recitals of the Agreement is hereby amended by DELETING the text of such clause in its entirety and replacing it with the following language:

     "WHEREAS, it is intended that the Transactions shall be completed in the following order: first, the Holding Company Merger; second, the Share Exchanges; third, the Charter Amendment and Reclassification; fourth, the Option Exchange; fifth, the K Stock Purchase, the Management Stock Purchase and the Distribution; sixth, the Preferred Exchange; and seventh, the Redemption, with all such Transactions intended to occur in the sequence described above but, other than the Holding Company Merger, substantially concurrently with each other;"

          (d) Section 1.4 of the Agreement is hereby amended by INSERTING at the end of such Section the following language:

     "Immediately following the Effective Time, but prior to the K Stock Purchase, Nortek Holdings shall cause an amendment to the Nortek Holdings COD (the "COD AMENDMENT") to be executed and filed with the Secretary of State as provided in the DGCL, with such filing to become effective on the date and at the time at which the COD Amendment has been duly filed with the Secretary of State or at such other date and time as is agreed between the parties (but, in any event prior to the K Stock Purchase), with such COD Amendment to increase the number of shares of North Holdings Preference Stock to which the North Holdings COD applies to a number of shares (not in excess of the number of shares authorized by the Certificate of Incorporation) specified by K Holdings prior thereto."

          (e) Section 1.7 of the Agreement is hereby amended by DELETING the words"(other than RLB)" in the last sentence thereof and replacing them with the following language: "(other than those Directors (including RLB) to be elected in accordance with Section 5.14)".

          (f) Sections 2.1 and 2.2 of the Agreement are hereby amended by DELETING each reference to "Class A Common Stock" contained therein and replacing each with the words "Nortek Holdings Preference Stock".

          (g) Section 2.4 of the Agreement is hereby amended by DELETING the text of such Section in its entirety and replacing it with the following language:

     "SECTION 2.4 THE PREFERRED EXCHANGE. Immediately following the Distribution but prior to the Redemption and in accordance with the terms of the Exchange Agreements and the Nortek Holdings COD, each issued and outstanding share of Nortek Holdings Preference Stock held by Management Holders shall be converted into one fully paid and nonassessable share of Class A Common Stock."

          (h) Section 2.5 of the Agreement is hereby amended by DELETING the text of such Section in its entirety and replacing it with the following language:

     "SECTION 2.5 THE REDEMPTION. Immediately following the Purchase Transactions and the Distribution and in accordance with the terms of the Charter Amendment, the Company shall irrevocably call for redemption and, as of the time of such call for redemption, redeem all outstanding shares of Class B Common Stock for $46.00 per share in cash in accordance with their terms (the "REDEMPTION CONSIDERATION"). The date and time of such Redemption is hereinafter referred to as the "REDEMPTION TIME.""

          (i) Section 4.8 of the Agreement is hereby amended by DELETING the word "the" which precedes the reference to "Change of Control Offer" in the third sentence thereof and replacing it with the word "any".

          (j) Section 5.14 of the Agreement is hereby amended by DELETING the text of such Section in its entirety and replacing it with the following language:

     "SECTION 5.14 ELECTION OF DIRECTORS. The Boards of Directors of Nortek and Nortek Holdings as they are constituted at the time of the mailing of the Proxy Statement shall elect to the Boards of Directors of Nortek and Nortek Holdings, as applicable, the Persons referred to in Exhibit G hereto, such election (1) to be approved by a vote of at least two-thirds of the Directors of Nortek and Nortek Holdings, as applicable, in office as of the date hereof, and (2) to take effect not later than the resignations of the existing Directors as contemplated by Section 1.7."

          (k) Section 6.3(h) of the Agreement is hereby amended by DELETING the words "(other than RLB)" in the last line thereof and replacing them with the following language:

     "(other than those Directors (including RLB) elected in accordance with Section 5.14) and the election of Directors contemplated by Section 5.14 shall have occurred and such Directors shall not have been removed"

          (l) Section 6.3(i) of the Agreement is hereby amended by DELETING the word "and" at the end thereof.

          (m) Section 6.3(j) of the Agreement is hereby amended by DELETING the punctuation mark "." at the end thereof and replacing it with the following language: "; and".

          (n) Section 7.1(b) of the Agreement is hereby amended by DELETING the text of such Section in its entirety and replacing it with the following language:

     "(b) By either the Company or K Holdings if the Closing shall not have occurred on or before January 31, 2003 or such later date (not to exceed March 15, 2003) to which the Bridge Facility Commitment Letter (or, if executed, definitive financing agreements in respect thereof) is extended (the "TERMINATION DATE"); PROVIDED, HOWEVER, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date;"

                                   ARTICLE II

                                    EXHIBITS


     Section 2.1 EXHIBIT SUBSTITUTION.

          (a) Exhibit B to the Agreement is hereby amended by DELETING such exhibit in its entirety and replacing it with Exhibit B attached hereto.

          (b) Exhibit C to the Agreement is hereby amended by DELETING such exhibit in its entirety and replacing it with Exhibit C attached hereto.

          (c) Exhibit F to the Agreement is hereby amended by DELETING such exhibit in its entirety and replacing it with Exhibit F attached hereto.

          (d) The Agreement is hereby amended by attaching to the Agreement Exhibit G attached hereto.


     Section 2.2 TABLE OF CONTENTS; INDEX OF DEFINED TERMS.

          (a) The "Tables of Contents" of the Agreement is hereby amended by deleting such table in its entirety and replacing it with the following language:

                               "TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE I THE RECLASSIFICATION................................................3
  SECTION 1.1    The Reclassification.........................................3
  SECTION 1.2    Effective Time...............................................3
  SECTION 1.3    No Certificates; Ownership of Reclassified Stock.............4
  SECTION 1.4    Nortek Holdings COD..........................................4
  SECTION 1.5    Certificate of Incorporation.................................4
  SECTION 1.6    By-laws......................................................5
  SECTION 1.7    Officers and Directors.......................................5
  SECTION 1.8    Closing......................................................5

ARTICLE II THE K STOCK PURCHASE; THE REDEMPTION; CERTAIN
     TRANSACTION MATTERS.......................................................5
     SECTION 2.1         The K Stock Purchase..................................5
     SECTION 2.2         Payment and Delivery..................................6
     SECTION 2.3         The Distribution......................................6
     SECTION 2.4         The Preferred Exchange................................6
     SECTION 2.5         The Redemption........................................6
     SECTION 2.6         Exchange of Certificates..............................6
     SECTION 2.7         Transfer Taxes; Withholding...........................8
     SECTION 2.8         Stock Options; Other Equity Awards....................8
     SECTION 2.9         Lost Certificates.....................................9
     SECTION 2.10        Dissenting Shares.....................................9

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY......................9
     SECTION 3.1         Corporate Existence and Power.........................9
     SECTION 3.2         Corporate Authorization..............................10
     SECTION 3.3         Consents and Approvals; No Violations................11
     SECTION 3.4         Capitalization.......................................12
     SECTION 3.5         Subsidiaries.........................................13
     SECTION 3.6         SEC Documents........................................13
     SECTION 3.7         Financial Statements; No Undisclosed Liabilities.....14
     SECTION 3.8         Proxy Statement; Other Filings.......................14
     SECTION 3.9         Absence of Material Adverse Changes, etc.............15
     SECTION 3.10        Taxes................................................15
     SECTION 3.11        Employee Benefit Plans...............................16
     SECTION 3.12        Environmental Matters................................18
     SECTION 3.13        Litigation; Compliance with Laws.....................20
     SECTION 3.14        Intellectual Property................................20
     SECTION 3.15        Material Contracts...................................22
     SECTION 3.16        Indebtedness; Company Cash...........................23
     SECTION 3.17        Real Estate..........................................24
     SECTION 3.18        Labor Relations and Employment.......................25
     SECTION 3.19        Opinion of Financial Advisors........................26
     SECTION 3.20        Finders' and Other Fees..............................26
     SECTION 3.21        Rights Amendment.....................................26
     SECTION 3.22        Nortek Holdings Operations...........................26
     SECTION 3.23        Debt Financing.......................................26

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF HOLDINGS.........................27
     SECTION 4.1         Corporate Existence and Power........................27
     SECTION 4.2         Authorization........................................27
     SECTION 4.3         Consents and Approvals; No Violations................28
     SECTION 4.4         Capitalization.......................................28
     SECTION 4.5         Proxy Statement......................................29
     SECTION 4.6         K Holdings' Operations...............................29

     SECTION 4.7         Equity Financing.....................................29
     SECTION 4.8         Debt Financing.......................................29

ARTICLE V COVENANTS OF THE PARTIES............................................30
     SECTION 5.1         Conduct of the Business of the Company...............30
     SECTION 5.2         Stockholders' Meeting; Proxy Material................34
     SECTION 5.3         Access to Information................................35
     SECTION 5.4         No Solicitation......................................36
     SECTION 5.5         Director and Officer Liability.......................37
     SECTION 5.6         Reasonable Best Efforts..............................39
     SECTION 5.7         Certain Filings......................................39
     SECTION 5.8         Public Announcements.................................41
     SECTION 5.9         Employee Matters.....................................41
     SECTION 5.10        State Takeover Laws..................................41
     SECTION 5.11        Certain Notifications................................41
     SECTION 5.12        Financing............................................42
     SECTION 5.13        Consent Solicitation.................................42
     SECTION 5.14        Election of Directors................................44
     SECTION 5.15        Holding Company Merger...............................44
     SECTION 5.16        Solvency Letter......................................44
     SECTION 5.17        Advisory Fees, etc...................................44
     SECTION 5.18        FIRPTA Compliance....................................44

ARTICLE VI CONDITIONS TO THE OBLIGATIONS OF THE PARTIES TO
     CONSUMMATE THE TRANSACTIONS..............................................45
     SECTION 6.1         Conditions to Each Party's Obligations...............45
     SECTION 6.2         Conditions to the Company's Obligation to
                         Consummate the Transactions..........................45
     SECTION 6.3         Conditions to K Holdings' Obligations to
                         Consummate the Transactions..........................47

ARTICLE VII TERMINATION.......................................................48
     SECTION 7.1         Termination..........................................48
     SECTION 7.2         Effect of Termination................................50
     SECTION 7.3         Fees and Expenses....................................50

ARTICLE VIII MISCELLANEOUS....................................................51
     SECTION 8.1         Notices..............................................51
     SECTION 8.2         Survival of Representations and Warranties...........53
     SECTION 8.3         Interpretation.......................................53
     SECTION 8.4         Amendments, Modification and Waiver..................53
     SECTION 8.5         Successors and Assigns...............................54
     SECTION 8.6         Specific Performance.................................54
     SECTION 8.7         Governing Law........................................54
     SECTION 8.8         Severability.........................................54

     SECTION 8.9         Third Party Beneficiaries............................55
     SECTION 8.10        Entire Agreement.....................................55
     SECTION 8.11        Counterparts; Effectiveness..........................55


Exhibits

Exhibit A - Holding Company Merger Agreement
Exhibit B - Charter Amendment
Exhibit C - Nortek Holdings COD
Exhibit D - Voting Agreement
Exhibit E - By-Laws
Exhibit F - Form of Stockholders Agreement
Exhibit G - Directors"

          (b) The "Index of Defined Terms" of the Agreement is hereby amended by deleting such index in its entirety and replacing it with the following language:

                             "INDEX OF DEFINED TERMS

Acceptable Confidentiality Agreement..........................................37
Acquisition Proposal..........................................................36
Action........................................................................20
Active Company Subsidiary.....................................................13
affiliate.....................................................................53
Agreement......................................................................1
Bank Facility.................................................................26
Bank Facility Commitment Letter...............................................26
    -
Bridge Facility...............................................................29
Bridge Facility Commitment Letter.............................................29
Certificate of Incorporation..................................................10
Certificates...................................................................7
Change in Recommendation......................................................34
Change of Control Offer.......................................................42
Change of Control Waiver......................................................42
Charter Amendment..............................................................2
Class A Common Stock...........................................................2
Class B Common Stock...........................................................2
Closing........................................................................5
Closing Date...................................................................5
COD Amendment..................................................................4
Code..........................................................................16
Company........................................................................1
Company 10-K..................................................................14
Company Contracts.............................................................11

Company Disclosure Schedule....................................................9
Company Fee Property..........................................................24
Company Group.................................................................16
Company Leased Property.......................................................24
Company Leases................................................................24
Company Material Adverse Effect...............................................10
Company Real Property.........................................................24
Company Recommendation........................................................34
Company SEC Documents.........................................................14
Company Securities............................................................13
Company Voting Debt...........................................................31
Confidentiality Agreement.....................................................37
Consent Solicitation..........................................................42
Debt Financing................................................................42
delivered.....................................................................53
Designated Actions............................................................20
DGCL...........................................................................1
Distribution...................................................................2
Distribution Date.............................................................33
EC Merger Regulations.........................................................41
Effective Time.................................................................3
Environmental Laws............................................................19
Environmental Permits.........................................................18
Equity Financing..............................................................29
ERISA.........................................................................17
Exchange Act..................................................................12
Exchange Agent.................................................................6
Exchange Agreements............................................................1
Exchange Fund..................................................................8
Exchange Options...............................................................2
Expenses......................................................................50
Foreign Monopoly Laws.........................................................12
GAAP..........................................................................14
Governmental Entity...........................................................11
Hazardous Substance...........................................................19
Holder.........................................................................7
Holding Company Merger.........................................................1
Holding Company Merger Agreement...............................................1
HSR Act.......................................................................12
include.......................................................................53
includes......................................................................53
including.....................................................................53
indebtedness..................................................................23
Indebtedness..................................................................23

Indemnifiable Claim...........................................................38
Indemnitees...................................................................38
Intellectual Property.........................................................21
K Holdings.....................................................................1
K Holdings Common Stock.......................................................28
K Holdings Disclosure Schedule................................................27
K Holdings Material Adverse Effect............................................27
K Holdings' Representatives...................................................35
K Stock Purchase...............................................................2
Kelso.........................................................................15
knowledge of the Company......................................................53
Licenses......................................................................20
Lien..........................................................................13
made available................................................................53
Management Holders.............................................................2
Management Stock Purchase......................................................2
Material Adverse Consequence..................................................47
Material Contracts............................................................22
Material Subsidiary...........................................................37
Maximum Amount................................................................39
Multiemployer Plan............................................................17
New Options....................................................................2
Nortek.........................................................................1
Nortek Common Stock............................................................1
Nortek Holdings................................................................1
Nortek Holdings COD............................................................2
Nortek Holdings Common Stock...................................................1
Nortek Holdings Preference Stock...............................................2
Nortek Holdings Special Common Stock...........................................1
Nortek Notes..................................................................43
Nortek Notes Indentures.......................................................43
Nortek Preference Stock.......................................................12
Nortek Special Common Stock....................................................1
Open Indenture Amendments.....................................................42
Option.........................................................................9
Option Cash Out................................................................9
Option Exchanges...............................................................2
PBGC..........................................................................17
person........................................................................53
Person........................................................................53
Plans.........................................................................16
Preferred Exchange.............................................................2
Property Restrictions.........................................................24
Proxy Statement...............................................................34

Purchase Price.................................................................5
Purchase Transactions..........................................................2
reasonable best efforts.......................................................53
Reclassification...............................................................2
Redemption.....................................................................3
Redemption Consideration.......................................................6
Redemption Time................................................................6
Regulatory Law................................................................40
Related Party Agreement.......................................................22
Release.......................................................................20
Required Company Vote.........................................................45
Restraints....................................................................45
Restrictive Agreement.........................................................22
Rights........................................................................26
Rights Agreement..............................................................26
RLB............................................................................3
Schedule 13E-3................................................................34
SEC...........................................................................13
Secretary of State.............................................................3
Securities Act................................................................12
Senior Nortek Notes...........................................................43
Senior Nortek Notes Indentures................................................43
Share Exchanges................................................................2
Shares.........................................................................1
S-K Contracts.................................................................22
Special Committee..............................................................1
Special Meeting...............................................................34
Stock Acquisition Date........................................................33
Subsidiary....................................................................13
Superior Proposal.............................................................37
Tax Return....................................................................16
Taxes.........................................................................16
Termination Date..............................................................48
Termination Fee...............................................................50
the date hereof...............................................................53
Transactions...................................................................3
Trust Indenture Act...........................................................12
Voting Agreement..............................................................3"

                                  ARTICLE III

                                  MISCELLANEOUS

     Section 3.1 COUNTERPARTS. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     Section 3.2 GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                       NORTEK, INC.


                                       By:  /s/ Richard L. Bready
                                            ------------------------------------
                                            Name:  Richard L. Bready
                                            Title: President and Chief Executive
                                                   Officer


                                       NORTEK HOLDINGS, INC.


                                       By:  /s/ Richard L. Bready
                                            ------------------------------------
                                            Name:  Richard L. Bready
                                            Title: President


                                       K HOLDINGS, INC.


                                       By:  /s/ James J. Connors, II
                                            ------------------------------------
                                            Name:  James J. Connors, II
                                            Title: Vice President